EXHIBIT 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the accompanying Quarterly Report on Form 10-Q of MediciNova, Inc. for the period ended September 30, 2007 (the “Report”), I, Shintaro Asako, Vice President and Chief Financial Officer of MediciNova, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of MediciNova, Inc. at the dates and for the periods indicated.

Date:	November 9, 2007

By:	/s/ SHINTARO ASAKO
Shintaro Asako Vice President and Chief Financial Officer (Principal Financial Officer)

This certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.